SUPPLEMENT DATED FEBRUARY 28, 2007

TO

PROSPECTUS DATED FEBRUARY 1, 2007

FOR

SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT J

The Board of Trustees of Dreyfus Investment Portfolios has approved, subject to shareholder approval, a Plan of Liquidation and Dissolution (the "Plan") with respect to the Emerging Leaders Portfolio (the "Portfolio"). The Plan provides for the liquidation of the Portfolio, the distribution of the assets of the Portfolio to its shareholders and the closing of Portfolio shareholder accounts (the "Liquidation").

It is currently contemplated that holders of shares of the Portfolio as of February 21, 2007 (the "Record Date") will be asked to approve the Plan on behalf of the Portfolio at a special meeting of shareholders to be held on or about April 16, 2007. If the Plan is approved, the Liquidation of the Portfolio will occur on or about April 30, 2007.

In anticipation of the Liquidation, effective on or about February 23, 2007, the Portfolio will be closed to any investments for new accounts. Should assets remain in the Portfolio at Liquidation, the assets will be transferred to the Fidelity VIP Money Market Portfolio.

A Proxy Statement with respect to the proposed Liquidation will be mailed prior to the meeting to shareholders of the Portfolio as of the Record Date. The Proxy Statement will describe the proposed Liquidation and other matters.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.